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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2006

                                    HEI, Inc.
               (Exact name of Registrant as Specified in Charter)

           Minnesota                   0-10078                41-0944876
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  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)

         PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386
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          (Address of Principal Executive Offices, including Zip Code)

                                 (952) 443-2500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      HEI, Inc. issued a press release on June 22, 2006 disclosing its results of operations for the three months ended May 27, 2006. The full text of the press release issued on June 22, 2006 is furnished as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following Exhibits shall be deemed furnished and not filed as a part of this
Report:

Exhibit No.   Description of Exhibit
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99.1          Press release issued June 22, 2006, announcing results of
              operations for the three months May 27, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    HEI, INC.


Dated:  June 22, 2006                               By   /s/ Timothy Clayton
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                                                         Timothy Clayton
                                                    Its: Chief Financial Officer

                                  Exhibit Index

99.1 Press Release dated June 22, 2006, regarding the Company announcing results for three months ended May 27, 2006.